Exhibit 10.1

November 14, 2018

Hudson Technologies Company

14th Floor

One Blue Hill Plaza

P.O. Box 1541

Pearl River, New York 10965

Attention: Brian F. Coleman, President, COO

Extension Letter

We refer to that certain Term Loan Credit and Security Agreement, dated as of October 10, 2017 (as amended by that Limited Waiver and First Amendment thereto, dated as of June 29, 2018, that certain Waiver and Second Amendment thereto, dated as of August 14, 2018 (as amended, the “Second Amendment”), and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Hudson Technologies Company, a Tennessee corporation (“Hudson Technologies”), HUDSON HOLDINGS, INC., a Nevada corporation (“Holdings”), and ASPEN REFRIGERANTS, INC. (formerly known as AIRGAS-REFRIGERANTS, INC.), a Delaware corporation (“ARI” and together with Hudson Technologies, and Holdings, collectively, the “Borrowers”, and each a “Borrower”), the other Credit Parties hereto, the financial institutions party thereto as lenders (the “Lenders”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as collateral agent and administrative agent for the Lenders (in such capacities, the “Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement or the Second Amendment, as applicable.

Borrowers, Agent and Lenders hereby agree as follows:

1.)	The date set forth in Section 1.1 of the Second Amendment for delivery of a certificate setting forth in reasonable detail (with accompanying calculations) the Total Leverage Ratio as of the four fiscal quarter period ending September 30, 2018 shall be extended to November 21, 2018. Accordingly, effective as of the date hereof, Borrowers, Agent, and Lenders agree that the text “November 14, 2018” in Section 1.1 of the Second Amendment is hereby replaced with the text “November 21, 2018”. The period from the date hereof through and including November 21, 2018 is referred to as the “Extension Period”.

2.)	The description of 10-Q reports set forth in Section 1.2 of the Second Amendment shall be amended to include the 10-Q report of Hudson Technologies filed for the fiscal quarter ended September 30, 2018. Accordingly, effective as of the date hereof, Borrowers, Agent, and Lenders agree that the text “10-Q report of HT filed for the fiscal quarter ended June 30, 2018” in Section 1.2 of the Second Amendment is hereby replaced with the text “10-Q reports of HT filed for the fiscal quarters ended June 30, 2018 and September 30, 2018”.

3.)	Notwithstanding anything to the contrary in the Credit Agreement, the Second Amendment or any Other Document, the Borrowers shall be permitted to make voluntary prepayments of the Loans during the Extension Period, and no Prepayment Premium or Make-Whole Amount shall be due and payable in connection with any such voluntary prepayment.

Except as expressly provided herein, the Credit Agreement and each Other Document shall continue in full force and effect, and this letter agreement shall not be deemed to be a waiver or amendment of any other provision of the Credit Agreement or any Other Document. Without limiting the foregoing, the Administrative Agent and the Lenders expressly reserve all of their rights, powers, privileges and remedies under the Credit Agreement, the Other Documents and applicable law. This letter agreement shall constitute an Other Document under the terms of the Credit Agreement. The governing law, jurisdiction, service of process and waiver of jury trial provisions set forth in Sections 14.1 and 11.8 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis. This letter agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. The Credit Agreement (as modified by this letter agreement) and the Other Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof. This letter agreement may be executed and delivered via facsimile or email (in .pdf format) transmission with the same force and effect as if an original were executed, and may be executed in original counterparts each of which counterpart shall be deemed an original document but all of which counterparts together shall constitute one and the same agreement.

By their execution hereof, Lenders hereby instruct and direct Agent to execute this letter agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Very truly yours,

AGENT:

U.S. BANK NATIONAL ASSOCIATION,
as Agent

By:	/s/ Lisa Dowd
Name:	Lisa Dowd
Title:	Vice President

cc:	McDermott Will & Emery LLP

340 Madison Avenue

New York, NY 10173

Attention: Timothy W. Walsh, Esq.

Signature Page to Extension Letter – Hudson Technologies

LENDERS:

FS INVESTMENT CORPORATION
By:	/s/ Philip S. Davidson
Name:	Philip S. Davidson
Title:	Authorized Signatory

GREEN CREEK LLC
By:	/s/ Philip S. Davidson
Name:	Philip S. Davidson
Title:	Authorized Signatory

JUNIATA RIVER LLC
By:	/s/ Philip S. Davidson
Name:	Philip S. Davidson
Title:	Authorized Signatory

JEFFERSON SQUARE FUNDING LLC
By:	/s/ Philip S. Davidson
Name:	Philip S. Davidson
Title:	Authorized Signatory

FS INVESTMENT CORPORATION IV
By:	/s/ Philip S. Davidson
Name:	Philip S. Davidson
Title:	Authorized Signatory

Signature Page to Extension Letter – Hudson Technologies

Acknowledged and agreed:

BORROWERS:

HUDSON TECHNOLOGIES COMPANY

By:	/s/ Brian F. Coleman
Name:	Brian F. Coleman
Title:	President

HUDSON HOLDINGS, INC.

By:	/s/ Brian F. Coleman
Name:	Brian F. Coleman
Title:	President

ASPEN REFRIGERANTS, INC.

By:	/s/ Brian F. Coleman
Name:	Brian F. Coleman
Title:	President

GUARANTOR:

HUDSON TECHNOLOGIES, INC.

By:	/s/ Brian F. Coleman
Name:	Brian F. Coleman
Title:	President

Signature Page to Extension Letter – Hudson Technologies